Exhibit 10.5

SECOND AMENDMENT TO
COMMON SECURITY AND ACCOUNT AGREEMENT

This Second Amendment, dated as of August 30, 2019 (the “Second Amendment”), amends the Amended and Restated Common Security and Account Agreement, dated as of May 22, 2018 (as amended by the First Amendment, dated as of November 28, 2018, and as further amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), the Senior Creditor Group Representatives party thereto and that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, pursuant to certain terms of the Finance Documents, it was intended that an “Acceptable Debt Service Reserve LC” could be provided by an Issuing Bank (as defined in the Working Capital Facility Agreement) to or for the account of the Loan Parties pursuant to the Working Capital Facility Agreement, and the Loan Parties wish to enter into this Second Amendment to the Common Security and Account Agreement in order to cure certain ambiguities and inconsistencies with respect to the definition of “Acceptable Debt Service Reserve LC” therein;

WHEREAS, pursuant to Section 12.14(a) (Amendments) of the Common Security and Account Agreement, the Security Trustee may execute this amendment with the consent of the Intercreditor Agent pursuant to Section 7.2(a)(i) (Modification Approval Levels – Modifications to this Agreement) thereof; and

WHEREAS, the Intercreditor Agent is hereby consenting to the Security Trustee’s execution of this amendment pursuant to Section 3.2(a)(i) (Voting Generally: Intercreditor Party Decisions and Intercreditor Votes), Section 4.4 (Administrative Decisions) and Schedule 2 (Administrative Decisions) of the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendment to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the definition of “Acceptable Debt Service Reserve LC” in Section 1.3 (Definitions) of Schedule A (Common Definitions and Rules of Interpretation) to the Common Security and Account Agreement is amended by (i) adding the word “and” to the end of clause (a); (ii) replacing the “; and” at the end of clause (b) with a “.”; and (iii) deleting clause (c) in its entirety.

Section 2. Effectiveness. This Second Amendment shall be effective upon (x) the receipt by the Intercreditor Agent of executed counterparts of this Second Amendment by the Company and each Guarantor and (y) the execution of this Second Amendment by the Intercreditor Agent.

Section 3. Finance Document. This Second Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Amended and Restated Common Terms Agreement, dated as of May 22, 2018, as amended by the First Amendment, dated as of November 28, 2018, by and among the Securing Parties, Société Générale as the Term Loan Facility Agent, The Bank of Nova Scotia as the Working Capital Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders and Société Générale as the Intercreditor Agent.

Section 4. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 5. Headings. All headings in this Second Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This Second Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Second Amendment.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO SECOND AMENDMENT TO COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Security Trustee

By:	/s/ Arnaud Batejat
Name:	Arnaud Batejat
Title:	VP

SIGNATURE PAGE TO SECOND AMENDMENT TO COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Second Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent, on its own behalf and
on behalf of the Intercreditor Parties, solely
for purposes of consenting to the Security
Trustee's execution of the amendment
pursuant to Section 7.2(a)(i) of the Common
Security and Account Agreement

By:	/s/ Arnaud Batejat
Name:	Arnaud Batejat
Title:	VP

SIGNATURE PAGE TO SECOND AMENDMENT TO COMMON SECURITY AND ACCOUNT AGREEMENT